                                                                    EXHIBIT 10.5

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

       Amended and Restated Registration Rights Agreement dated as of May 30, 2001 among CAI CAPITAL PARTNERS AND COMPANY II, L.P., a limited partnership formed under the laws of the Province of Ontario (the "CANADIAN PARTNERSHIP"), CAI PARTNERS AND COMPANY II, L.P., a limited partnership formed under the laws of the Province of Ontario (the "U.S. PARTNERSHIP"), CAI CAPITAL PARTNERS AND COMPANY II-C, L.P., a limited partnership formed under the laws of the Province of Ontario ("II-C") and CAI MANAGERS & CO., L.P., a limited partnership formed under the laws of the State of Delaware and, collectively with the Canadian Partnership, the U.S. Partnership and II-C , the "CAI ENTITIES" and each a "CAI ENTITY"), 597858 B.C. LTD., a corporation incorporated under the laws of the Province of British Columbia ("B.C."), as agent, ONTARIO TEACHERS' PENSION PLAN BOARD, an entity existing under the laws of the Province of Ontario (the "INSTITUTIONAL INVESTOR"), MDA HOLDINGS CORPORATION, ("HOLDCO"), a wholly-owned subsidiary of ORBITAL SCIENCES CORPORATION, a corporation incorporated under the laws of the State of Delaware ("ORBITAL") and MACDONALD, DETTWILER AND ASSOCIATES LTD., a corporation amalgamated under the laws of Canada (the "CORPORATION").

RECITALS:

(a) The parties hold or may hold common shares (the "COMMON SHARES") in the capital of the Corporation.

(b) The CAI Entities, B.C., Orbital and the Corporation entered into a subscription agreement dated as of December 22, 1999, as amended June 29, 2000 pursuant to which the CAI Entities and B.C. originally acquired an equity interest in the Corporation (the "SUBSCRIPTION AGREEMENT").

(c) The Corporation granted certain registration rights to the CAI Entities, B.C. and Orbital which were set forth in Schedule "F" attached to the Subscription Agreement (the "REGISTRATION RIGHTS AGREEMENT").

(d) Following the closing of the Subscription Agreement, Orbital transferred all of the Common Shares held by it in the Corporation to its wholly-owned subsidiary, Holdco.

(e) The CAI Entities, B.C. and the Institutional Investor entered into a letter agreement dated April 12, 2001 (the "PURCHASE AGREEMENT") with Holdco to purchase 12,350,000 of 18,000,000 Common Shares of the Corporation held by Holdco (the "PURCHASED SHARES").

(f) The CAI Entities and B.C. were granted an option to purchase, and ancillary rights in respect of, the balance of the 5,650,000 Common Shares held by Holdco


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       pursuant to an Amended and Restated Option Agreement dated May 30, 2001 among Holdco, Orbital, the CAI Entities and B.C.

(g) The CAI Entities, B.C., the Institutional Investor, Holdco and the Corporation have entered into this Agreement for the purpose of setting forth the registration rights applicable to certain Common Shares and related matters.

       In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

                                   ARTICLE 1
                  DEFINITIONS AND PRINCIPLES OF INTERPRETATION

SECTION 1.1   DEFINITIONS

       The terms defined in this Article 1 shall for all purposes of this Agreement have the meanings herein specified unless the subject matter or context otherwise requires:

       "ACT" means the Canada Business Corporations Act, as amended;

       "ADDITIONAL PIGGYBACK RIGHTS" has the meaning specified in Section 2.1(f)(ii);

       "AFFILIATE" shall mean with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person;

       "AMENDED AND RESTATED OPTION AGREEMENT" means the amended and restated option agreement dated as of May 30, 2001 among the CAI Entities, B.C., Holdco and Orbital in which Holdco granted an option to purchase the Remaining Shares and certain ancillary rights to the CAI Entities and B.C.;

       "B.C." means 597858 B.C. Ltd., a corporation incorporated under the laws of the Province of British Columbia;

       "BOARD" shall mean the board of directors of the Corporation;

       "CAI ENTITIES" means CAI Capital Partners and Company II, L. P., CAI Partners and Company II, L. P., CAI Capital Partners and Company II-C, L.P. and CAI Managers & Co., L.P.;

       "CANADIAN PROSPECTUS" shall mean a prospectus prepared in accordance with applicable Canadian Securities Laws for the purposes of qualifying securities for distribution or distribution to the public, as the case may be, in any province or territory of Canada;


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       "CANADIAN SECURITIES LAWS" shall mean the statutes and regulations applicable to the trading of securities in any province or territory of Canada including applicable rules, policy statements and blanket rulings and orders promulgated by Canadian securities regulatory authorities;

       "CLOSING DATE" shall mean May 30, 2001, the date the purchase and sale of the Common Shares of the Corporation pursuant to the Purchase Agreement is completed;

       "COMMISSION" shall mean the United States Securities and Exchange Commission;

       "CONTROLLED" means controlled within the meaning of the Act, and "Control" has a similar meaning.

       "CORPORATION" means MacDonald, Dettwiler & Associates Ltd.;

       "CORPORATION SECURITIES" has the meaning specified in Section 2.3(b)(i);

       "DEMAND EXERCISE NOTICE" has the meaning specified in Section 2.1(a);

       "DEMAND REGISTRATION" has the meaning specified in Section 2.1(a);

       "DEMAND REGISTRATION REQUESTS" has the meaning specified in Section
       2.1(a);

       "DOLLARS" shall mean, unless otherwise indicated, Canadian dollars, and the symbol "C$" shall refer to Canadian dollars;

       "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time;

       "EXERCISING PERSON" has the meaning specified in Section 2.9(a);

       "HOLDCO" means MDA Holdings Corporation, a wholly-owned subsidiary of Orbital;

       "HOLDER" or "HOLDERS" shall mean (subject to Section 3.11) (i) each Investor while it holds Registrable Securities and (ii) each Person or Persons holding Registrable Securities as a result of a transfer or assignment made pursuant to Sections 2.2(1), (2) or (6), Sections 2.3 of the Resale Restrictions Agreement (as such Sections are in effect on the date hereof) or Persons to whom the CAI Entities or B.C., as the case may be, Transfer their rights under the Institutional Option Agreement or their Remaining Shares pursuant to Sections 3.13(1) and (2) of the Resale Restrictions Agreement (as such Sections are in effect on the date hereof);

       "INITIATING HOLDERS" has the meaning specified in Section 2.1(a);


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       "INSTITUTIONAL INVESTOR" means the Ontario Teachers' Pension Plan Board;

       "INSTITUTIONAL OPTION AGREEMENT" means the option agreement dated as of May 30, 2001 between, among others, the CAI Entities, B.C. and the Institutional Investor.

       "INVESTOR SECURITIES" has the meaning specified in Section 2.3(b)(ii);

       "INVESTORS" means CAI Capital Partners and Company II, L.P., CAI Partners and Company II, L.P., CAI Capital Partners and Company II-C, L.P., CAI Managers & Co., L.P., B.C. and the Institutional Investor;

       "ISSUE PRICE" means $7.50 per Common Share for Common Shares issued pursuant to the Subscription Agreement.

       "MAJOR HOLDER" has the meaning specified in Section 2.4(a);

       "ORBITAL" means Orbital Sciences Corporation, a corporation incorporated under the laws of the State of Delaware;

       "PERSON" means an individual, corporation, limited liability company, body corporate, partnership, limited partnership, joint venture, association, trust or unincorporated organization, any trustee, executor, administrator or other legal representative, or any government or governmental entity;

       "REGISTER" "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement (including the prospectus contained therein) in compliance with the U.S. Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission. In addition, unless inconsistent with the context:

              (i) the term "registration" and any references to the act of registering includes the qualification under Canadian Securities Laws of a Canadian Prospectus for which a final receipt has been issued in respect of a distribution or distribution to the public, as the case may be, of Common Shares;

              (ii) the term "registered" as applied to any Common Shares includes a distribution or distribution to the public, as the case may be, of any Common Shares so qualified;

              (iii) the term "registration statement" includes a Canadian Prospectus;

              (iv) any references to a registration statement having become effective, or similar references, shall include a Canadian Prospectus for


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                     which a final receipt has been obtained from the relevant
                     Canadian securities regulatory authorities; and

              (v) the provisions of this Agreement shall be applied, mutatis mutandis, to any proposed distribution of Common Shares hereunder in any province or territory of Canada or to which the prospectus requirements under any of the Canadian Securities Laws shall otherwise apply;

       "REGISTRABLE SECURITIES" shall mean

              (i) any Common Shares (which for greater certainty includes the Purchased Shares) held as of the date hereof by the Investors or Holdco;

              (ii) any Remaining Shares acquired pursuant to the Amended and Restated Option Agreement by the CAI Entities and B.C.;

              (iii) any additional Common Shares acquired by the CAI Entities or B.C., as the case may be, pursuant to the Institutional Option Agreement;

              (iv) any Common Shares issued or issuable, directly or indirectly, upon any subdivision, combination or reclassification of such Common Shares (which for greater certainty includes the Purchased Shares), additional Common Shares and Remaining Shares, if applicable, or share dividends in respect of such Common Shares, additional Common Shares and the Remaining Shares, if applicable, referenced in clauses (i), (ii) and (iii) above.

       As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the applicable Securities Laws and such securities shall have been disposed of in accordance with such registration statement; (ii) such securities shall have been resold by the Holder thereof pursuant to Rule 144 (or any successor provision) under the U.S. Securities Act and in compliance with the requirements of Rule 144 and are not subject to any resale restrictions in the hands of any subsequent holder or holders under any Canadian Securities Laws; or (iii) such securities shall have been otherwise transferred and new certificates not subject to resale restrictions in the hands of any subsequent holder or holders under the Securities Laws and not bearing any legend restricting further transfer shall have been delivered by the Corporation, and no other applicable and legally binding restriction on transfer under Securities Laws shall exist;


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       "REMAINING SHARES" means the balance of 5,650,000 Common Shares of the
       Corporation held by Holdco following the Closing Date which Common Shares are optioned to (and subject to other rights in favour of) the CAI Entities and B.C. pursuant to the Amended and Restated Option Agreement;

       "RESALE RESTRICTIONS AGREEMENT" means the resale restrictions agreement dated as of May 30, 2001 among the CAI Entities, B.C. and the Institutional Investor;

       "SECTION 2.1 SALE NUMBER" has the meaning specified in Section 2.3(a);

       "SECTION 2.2 SALE NUMBER" has the meaning specified in Section 2.3(b);

       "SECURITIES" has the meaning specified in Section 2.3(b)(i);

       "SECURITIES LAWS" shall mean, collectively, the U.S. Securities Act, the U.S. Exchange Act, as amended, and the Canadian Securities Laws;

       "U.S. EXCHANGE ACT" shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time;

       "U.S. SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time; and

       "VALID BUSINESS REASON" has the meaning specified in Section 2.1(e)(iii).

                                   ARTICLE 2
                              REGISTRATIONS RIGHTS

SECTION 2.1   DEMAND REGISTRATIONS

       (a)    Subject to Section 2.1(e), Section 2.1(f), Section 2.3 and Section
              2.7 below, at any time and from time to time after the Closing Date, one or more Investors or Holdco shall have the right to require the Corporation to file a registration statement in any Canadian jurisdiction and/or in the United States (if the Corporation has listed its securities on an exchange in the United States or on the NASDAQ Stock Market or has otherwise become subject to the reporting requirements of the U.S. Securities Act or the U.S. Exchange Act) covering all or part of their respective Registrable Securities, by delivering a written request to the Corporation specifying the number of Registrable Securities to be included in such registration by such Investor(s) or Holdco, as applicable, and the intended method of distribution thereof. All requests pursuant to this Section 2.1 are referred to as "DEMAND REGISTRATION REQUESTS", and the registrations requested are referred to as "DEMAND REGISTRATIONS". With respect to any Demand



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              Registration, the Person (being an Investor or Holdco) that together with its Affiliates holds a majority of the Registrable Securities in respect of which such demand for registration is being made shall be referred to as the "INITIATING HOLDERS". As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Corporation shall give written notice (the "DEMAND EXERCISE NOTICE") of such Demand Registration Request to all Holders and Holdco.

       (b) The Corporation, subject to Section 2.3 and Section 2.7, shall include in a Demand Registration the Registrable Securities of any Holder or Holdco who shall have made a written request to the Corporation for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder or Holdco, as applicable) within 30 days after the date of the Demand Exercise Notice.

       (c) The Corporation shall, as soon as practicable following a Demand Registration Request, determine the intended method of distribution, including the jurisdiction(s) for distribution, and use its reasonable best efforts to effect registration of the Registrable Securities under the Securities Laws of the relevant jurisdiction(s) for distribution in accordance with such intended method of distribution.

       (d) Any Holder or Holdco shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.1 by giving written notice to the Corporation of its request to withdraw; provided, however, that:

              (i) such request must be made in writing prior to the execution of the underwriting agreement (or such other similar agreement) with respect to such registration; and

              (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder or Holdco, as applicable, shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made;

              and if such withdrawal is made by an Investor or Holdco, as the case may be, that initiated the Demand Registration Request in accordance with this Section 2.1(d), then such withdrawal shall count as a Demand Registration for such Investor or Holdco, as the case may be, pursuant to Section 2.1(e)(iv) of this Agreement.

       (e) The Demand Registration rights granted under Section 2.1 are subject to the following limitations:


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              (i)    the Corporation shall not be required to cause a
                     registration pursuant to Section 2.1 if the Demand Registration Request is in respect of less than one million five hundred thousand (1,500,000) Registrable Securities (after giving effect to any withdrawal pursuant to Section 2.1(d) hereof);

              (ii) the Corporation shall not be required to cause a registration pursuant to Section 2.1 to be declared effective within a period of (A) 180 days after the effective date of any registration statement of the Corporation filed pursuant to a Demand Registration Request or (B) 90 days after the effective date of any other registration statement of the Corporation contemplated by
                     Section 2.2; provided, however, that the provisions of this
                     Section 2.1(e)(ii) shall only apply to the first registration statement in any twelve-month period;

              (iii) if the Board, in its good faith judgement, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Corporation, including Radarsat-3 and National Land Information Services (a "VALID BUSINESS REASON"),

                     (A) the Corporation may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than 90 days during any 12-month period;

                     (B) in case a registration statement has been filed relating to a Demand Registration Request, the Corporation may cause such registration statement to be withdrawn and its effectiveness terminated or the Board may postpone amending or supplementing such registration statement until the Valid Business Reason no longer exists, but in no event for more than 90 days during any 12-month period (such period of postponement or withdrawal under subclauses (A) or (B) of this paragraph (d), the "POSTPONEMENT PERIOD"); and

                     (C) the Corporation shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; and


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              (iv)   the Corporation shall not be required to effect a
                     registration pursuant to this Section 2.1 with respect to more than two Demand Registration Requests from each of (A) the CAI Entities, collectively, (B) B.C., (C) the Institutional Investor, and (D) Holdco; however, in the event that there has not been a bona fide underwritten secondary and/or treasury public offering within 12 months following the Closing Date, then the CAI Entities, B.C. and the Institutional Investor only, shall have in the aggregate, one additional Demand Registration Right which shall be subject to the limits set forth in Section 2.1(e),
                     Section 2.1(f), Section 2.3 and Section 2.7 herein exercisable by any one of the Investors upon 7 days' notice to the other Investors prior to the exercise of such Demand Registration.

                     If the Corporation shall give any notice of postponement or withdrawal of any registration statement, the Corporation shall not, during the Postponement Period register any Common Shares, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect) under the U. S. Securities Act or other than pursuant to a Canadian Prospectus filed (a) in connection with a take-over bid, merger, amalgamation or arrangement transaction including the Corporation or any of its Affiliates, or (b) in order to qualify Common Shares for distribution to employees of the Corporation and its subsidiaries, in each case under Canadian Securities Laws, if required. Each Holder and Holdco agrees that, upon receipt of any notice from the Corporation that the Corporation has determined to withdraw any registration statement pursuant to clause (iii) above, such party will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Corporation, will deliver to the Corporation all copies, other than permanent file copies, then in such party's possession, of the registration statement covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Corporation shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1 (whether pursuant to this paragraph (d) or as a result of any stop order, injunction or other order or requirement of the Commission, any Canadian securities regulatory authority or any other governmental agency or court), the Corporation shall not be considered to have effected an effective registration for the purposes of this Agreement until the Corporation shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such

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                     registration statement shall have been declared effective
                     and shall not have been withdrawn.

       (f) The Corporation, subject to Section 2.3 and Section 2.7, may elect to include in any registration statement and offering made pursuant to Section 2.1,

              (i) authorized but unissued Common Shares issued from the Corporation's treasury; and

              (ii) any other Common Shares which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Corporation after the date hereof in accordance with the terms of this Agreement ("ADDITIONAL PIGGYBACK RIGHTS");

              provided, however, that such inclusion shall be permitted only the extent that it is pursuant to, and subject to the terms of the underwriting agreement or arrangements entered into by the Initiating Holders.

SECTION 2.2   PIGGYBACK REGISTRATIONS

       (a) If at any time, the Corporation proposes or is required to register any of its Common Shares under the Securities Laws of those jurisdictions selected by the Corporation (other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect) under the U. S. Securities Act or other than pursuant to a Canadian Prospectus filed (a) in connection with a take-over bid, merger, amalgamation or arrangement transaction including the Corporation or any of its Affiliates, or (b) in order to qualify Common Shares for distribution to employees of the Corporation and its subsidiaries, in each case under Canadian Securities Laws, if required, or other than in connection with a Demand Registration under Section 2.1 of this Agreement), whether or not for its own account, the Corporation shall give prompt written notice of its intention to do so to each Holder of record and to Holdco. Upon the written request of any Holder or Holdco, made within 20 days following the date of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by each such Holder or Holdco), the Corporation shall, subject to Section 2.2(b), Section 2.3 and Section 2.7 hereof, use its reasonable best efforts to cause all the Registrable Securities of the Holders or Holdco, as applicable, which have so requested the registration thereof, to be registered under such Securities Laws (with the securities which the Corporation at the time proposes to register) to permit the sale or other disposition by the Holders and Holdco, as applicable, of the Registrable Securities to be so registered. No registration effected under this


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              Section 2.2(a) shall relieve the Corporation of its obligations to effect Demand Registrations under Section 2.1. Each Holder and Holdco shall be entitled to have its Common Shares included in an unlimited number of registrations pursuant to this Section 2.2(a).

       (b) If at any time after giving written notice of its intention to register any Common Shares and prior to the effective date of the registration statement filed in connection with such registration, the Corporation shall determine for any reason not to register or to delay completion of registration of such Common Shares, the Corporation may, at its election, give written notice of such determination to all Holders and Holdco, and

              (i) in the case of a determination not to complete a registration, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders and Holdco under Section 2.1; and

              (ii) in the case of a determination to delay such registration of its Common Shares, shall be permitted to delay the completion of registration of such Registrable Securities for the same period as the delay in registering such other Common Shares.

       (c) Any Holder or Holdco shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Corporation of its request to withdraw; provided, however, that:

              (i) such request must be made in writing prior to the execution of the underwriting agreement (or such other similar agreement) with respect to such registration; and

              (ii) such withdrawal shall be irrevocable and, after making such withdrawal, the Holder(s) or Holdco, as applicable, shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

SECTION 2.3   ALLOCATION OF SECURITIES INCLUDED IN REGISTRATION STATEMENT

       (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and if the lead managing underwriter shall advise the Corporation that, in its view, the number of Common Shares requested to be included in such registration (including those Common Shares requested by the Corporation to be included in such registration) exceeds the largest number (the "SECTION 2.1 SALE NUMBER") that can be sold in an orderly manner in such offering within a price range acceptable

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              to the Initiating Holders, the Corporation shall include in such registration:

              (i) all Registrable Securities requested to be registered by all Investors pursuant to Section 2.1; provided, however, that, if the number of Registrable Securities requested to be registered by all Investors pursuant to Section 2.1 exceeds the Section 2.1 Sale Number, then the number of Registrable Securities requested by all Investors to be registered pursuant to Section 2.1 which shall be included in such registration shall be allocated on a pro rata basis, based on the number of Registrable Securities owned by each Investor requesting registration pursuant to
                     Section 2.1 in relation to the number of Registrable Securities then owned by all Investors requesting registration pursuant to Section 2.1;

              (ii) to the extent that the number of Registrable Securities of the Investors requested to be registered pursuant to
                     Section 2.1 is less than the Section 2.1 Sale Number, all Registrable Securities requested to be registered by all Holders (that are not Investors) pursuant to Section 2.1; provided, however, that if the number of Registrable Securities requested to be registered by all Holders (that are not Investors) pursuant to Section 2.1 exceeds the
                     Section 2.1 Sale Number less the number of Registrable Securities of the Investors requested to be registered, then the number of Registrable Securities requested to be registered by all Holders (that are not Investors) which shall be included in such registration shall be allocated on a pro rata basis, based on the number of Registrable Securities owned by each Holder (that is not an Investor) requesting registration pursuant to Section 2.1 in relation to the number of Registrable Securities then owned by all Holders (that are not Investors) requesting registration pursuant to Section 2.1; and

              (iii) to the extent that the number of Registrable Securities of the Holders (including the Investors) requested to be registered pursuant to Section 2.1 is less than the Section
                     2.1 Sale Number, all (or such lesser number sufficient to aggregate the Section 2.1 Sale Number when added to the number of Registrable Securities of the Holders (including the Investors) requested to be registered pursuant to
                     Section 2.1) of the Registrable Securities requested to be registered by Holdco pursuant to Section 2.1; and

              (iv) to the extent that the number of Registrable Securities of the Holders (including the Investors) and Holdco requested to be registered pursuant to Section 2.1 is less than the
                     Section 2.1 Sale

                     Number, all (or such lesser number sufficient to aggregate the Section 2.1 Sale Number when added to the number of Registrable Securities of the Holders (including the Investors) and Holdco requested to be registered pursuant to Section 2.1) of the Common Shares that the Corporation proposes to register; and

              (v) to the extent that the number of Registrable Securities and/or Common Shares, as the case may be, of the Holders (including the Investors), Holdco and the Corporation requested to be registered pursuant to Section 2.1 is less than the Section 2.1 Sale Number, all (or such lesser number sufficient to aggregate the Section 2.1 Sale Number when added to the number of Registrable Securities and/or Common Shares, as the case may be, of the Holders (including the Investors), Holdco and the Corporation requested to be registered pursuant to Section 2.1) of the Common Shares that a holder or holders of Additional Piggyback Rights proposes to register.

       If, as a result of the proration provisions of this Section 2.3(a), any Holder or Holdco shall not be entitled to include all Registrable Securities in a registration that such Holder or Holdco, as applicable, has requested be registered, such Holder or Holdco, as applicable, may elect to withdraw its request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that: (A) such request must be made in writing prior to the execution of the underwriting agreement with respect to such registration, and (B) such withdrawal shall be irrevocable and, after making such withdrawal, such Holder or Holdco, as applicable, shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

       (b) If any registration pursuant to Section 2.2 involves an underwritten offering and the lead managing underwriter shall advise the Corporation that, in its view, the number of Common Shares requested to be included in such registration exceeds the number (the "SECTION 2.2 SALE NUMBER") that can be sold in an orderly manner in such registration within a price range acceptable to the Corporation, the Corporation shall include in such registration:

              (i) all Common Shares that the Corporation proposes to register for its own account ("CORPORATION SECURITIES");

              (ii) to the extent that the number of Corporation Securities is less than the Section 2.2 Sale Number, all Registrable Securities requested to be registered by all Investors pursuant to Section 2.2 ("INVESTOR SECURITIES"); provided, however, that, if the number of such

                     Registrable Securities exceeds the Section 2.2 Sale Number less the number of Corporation Securities, then the number of Registrable Securities requested to be registered by all Investors which shall be included in such registration shall be allocated on a pro rata basis, based on the number of Registrable Securities owned by each Investor requesting registration pursuant to Section 2.2 in relation to the number of Registrable Securities then owned by all Investors requesting registration pursuant to Section 2.2; and

              (iii) to the extent the number of Corporation Securities and Investor Securities is less than the Section 2.2 Sale Number, all Registrable Securities requested to be registered by all other Holders (that are not Investors) pursuant to Section 2.2; provided however, if the number of such Registrable Securities exceeds the Section 2.2 Sale Number less the number of (A) Corporation Securities and
                     (B) Investor Securities, then the number of Registrable Securities requested to be registered by all Holders (that are not Investors) which shall be included in such registration shall be allocated on a pro rata basis, based on the number of Registrable Securities owned by each Holder (that is not an Investor) requesting registration pursuant to Section 2.2 in relation to the number of Registrable Securities then owned by all Holders (that are not Investors) requesting registration pursuant to Section 2.2; and

              (iv) to the extent the number of Corporation Securities and Registrable Securities requested to be registered by all Holders pursuant to Section 2.2 is less than the Section
                     2.2 Sale Number, all (or such lesser number sufficient to aggregate the Section 2.2 Sale Number when added to the Corporation Securities and the number of Registrable Securities of all Holders (including the Investors) requested to be registered pursuant to Section 2.2) of the Registrable Securities requested to be registered by Holdco pursuant to Section 2.2; and

              (v) to the extent that the number of Corporation Securities and Registrable Securities requested to be registered by all Holders and Holdco pursuant to Section 2.2 is less than the
                     Section 2.2 Sale Number, all (or such lesser number sufficient to aggregate the Section 2.2 Sale Number when added to the Corporation Securities and the number of Registrable Securities of all Holders (including the Investors) and Holdco requested to be registered pursuant to Section 2.2) of the Common Shares requested to be registered by holders of Additional Piggyback Rights.

SECTION 2.4   REGISTRATION PROCEDURES

       If and whenever the Corporation is required by the provisions of this Agreement to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the applicable Securities Laws determined in the manner contemplated by this Agreement, the Corporation shall, as soon as reasonably possible:

       (a) prepare and file with the Commission or Canadian securities regulatory authorities a registration statement on an appropriate registration form of the Commission or Canadian securities regulatory authorities for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the Holders or Holdco and such registration statement shall comply in all material respects with the requirements of the applicable form and include all financial statements required by the Commission or Canadian securities regulatory authorities to be filed therewith, and the Corporation shall use its reasonable best efforts to cause such registration statement to become and, subject to 2.4(b), remain effective (provided, however, that before filing a registration statement or any amendments or supplements thereto, or comparable statements under securities or "blue sky" laws of any United States jurisdiction, the Corporation will furnish to counsel (in the case of a registration pursuant to Section 2.1, selected by the Initiating Holders and, in the case of a registration pursuant to Section 2.2, selected by the Person (being a Holder or Holdco), that, together with its Affiliates, includes the largest number of Registrable Securities in such registration (the "MAJOR HOLDER")) and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel and the underwriter, if any, and the Corporation shall not file any registration statement or amendment thereto or any supplement thereto to which the Initiating Holders, in the case of a Demand Registration Request, the Major Holder in the case of a registration pursuant to Section 2.2, or the underwriters, if any, shall reasonably object in writing);

       (b) prepare and file with the Commission or Canadian securities regulatory authorities such amendments and supplements to such registration statement (including the prospectus contained therein) as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed 120 days in the case of a registration pursuant to Section 2.1 or 90 days in the case of a registration pursuant to Section 2.2) as any seller of Registrable Securities pursuant to such registration statement may reasonably request and to comply with the provisions of the Securities Laws with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

       (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits and including any preliminary prospectus) included in or constituting such registration statement in conformity with the requirements of the applicable Securities Laws, and other documents, as such seller and the lead managing underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Corporation hereby consenting to the use in accordance with all applicable laws of each such registration statement (or amendment or post-effective amendment thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement);

       (d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any lead managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or the underwriters, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Corporation be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction, to consent to general service of process in any such jurisdiction or to qualify the Registrable Securities under U.S. Securities Law unless the Common Shares are listed and trading on a stock exchange in the United States;

       (e) promptly notify each seller of Registrable Securities covered by such registration statement and each lead managing underwriter, if any:

              (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement included therein or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

              (ii) of any request by the Commission, any United States state securities authority or any Canadian securities regulatory authority for amendments or supplements to the registration statement or the prospectus included therein or for additional information;

              (iii) of the issuance by the Commission or any Canadian securities regulatory authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

              (iv) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction or the initiation of any proceeding for such purpose;

              (v) of the existence of any fact of which the Corporation becomes aware which results in the registration statement, the prospectus included therein, if any, or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein, or necessary to make any statement therein not misleading or not misleading in light of the circumstances in which it is made; and

              (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sales agreement, or other similar agreement relating to the offering shall cease to be true and correct in all material respects;

       (f) if the notification relates to an event described in clause (v), the Corporation shall promptly prepare and furnish to any seller of Registrable Securities and each underwriter, if any, a reasonable number of copies of a registration statement supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such registration statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or not misleading in light of the circumstances in which they are made;

       (g) use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Securities covered by such registration statement on each securities exchange on which securities of the same class are then listed, if the listing of such Registrable Securities is then permitted or is required under the rules of such exchange;

       (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

       (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Major Holder (or the Initiating Holders in the case of a Section 2.1 Demand Registration) shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

       (j) obtain an opinion from the Corporation's counsel and a "cold comfort" letter from the Corporation's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriters, if any, and to the Major Holder (or the Initiating Holders in the case of a Section 2.1 Demand Registration) participating in such offering and furnish to each Holder and/or Holdco (if participating in the offering) and to each underwriter, if any, a copy of such opinion and letter addressed to each such Holder and/or Holdco and underwriter, if any;

       (k) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

       (l) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement, if requested;

       (m) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters in the marketing of Registrable Securities in any underwritten offering; provided however, that, the Corporation shall not be required to have employees attend or conduct any road shows (which for greater certainty will not include conference calls or video conferencing) with respect to any Demand Registration pursuant to Section 2.1 hereof more than one time in any 12 month period, unless the Corporation is otherwise selling Common Shares under such registration statement and is otherwise conducting road shows; provided however, that the Corporation shall require such employees and personnel to attend and conduct a road show (which for greater certainty, shall be in addition to the road show described above and conducted pursuant to Section 2.1 once during any 12 month period), including conference calls or video conferencing, in respect of an underwritten public offering pursuant to Section 3.12 hereof, at any time prior to July 31, 2001;

       (n) cooperate with the sellers of Registrable Securities and the managing lead underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three business days prior to any sale of Registrable Securities;

       (o) if a Canadian Prospectus is filed in the Province of Quebec, obtain opinions of Quebec counsel and of the auditors representing the Corporation for the purposes of such registration relating to translation into the French language of the applicable registration statement, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the underwriter, if any, and to the Major Holder (or the Initiating Holders, in the case of a Section
              2.1 Demand Registration) participating in such offering and furnish to each Holder and/or Holdco (if participating in the offering) and to such underwriters, if any, a copy of such opinion, addressed to the underwriter, if any, and to each such Holder and/or Holdco; and

       (p) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the distribution of such Registrable Securities.

       The Corporation may require as a condition precedent to the Corporation's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Corporation such information regarding such seller and the distribution of such securities as the Corporation may from time to time reasonably request, provided that such information shall be used only in connection with such registration. If any Holder or Holdco, as applicable, fails to provide the Corporation with such information within 15 days of the Corporation's request, the Corporation's obligations under Section 2.1 and Section 2.2 hereof with respect to such Holder or Holdco, as applicable, or the Registrable Securities owned by such Holder or Holdco, as applicable, as to which the registration is being effected, shall be suspended until such Holder or Holdco, provides such information.

       Each Holder and Holdco agrees that upon receipt of any notice from the Corporation of the happening of any event of the kind described in
       Section 2.4(e)(v), each such Holder and Holdco, as applicable, will discontinue such Holder's or Holdco's, as applicable, disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's or Holdco's, as applicable, receipt of the copies of the registration statement contemplated by Section 2.4(f) and, if so directed by the Corporation, will deliver to the Corporation all copies, other than permanent file copies, then in such Holder's or Holdco's, as applicable, possession of the registration statement covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Corporation shall give any such notice, the applicable period mentioned in Section 2.4(b) shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the registration statement contemplated by Section 2.4(f).

       If any such registration statement or comparable statement under "blue sky" laws refers to any Holder or Holdco by name or otherwise as the holder of any Registrable Securities of the Corporation, then such Holder or Holdco, as applicable, shall have the right to require:

              (i) the insertion therein of language, in form and substance satisfactory to such Holder or Holdco, as applicable, acting reasonably, to the effect that the holding by such Holder or Holdco, as applicable, of such securities is not to be construed as a recommendation by such Holder or Holdco, as applicable, of the investment quality of the Corporation's securities covered thereby and that such holding does not imply that such Holder or Holdco, as applicable, will assist in meeting any future financial requirements of the Corporation; or

              (ii) in the event that such reference to such Holder or Holdco, as applicable, by name or otherwise is not in the judgement of the Corporation, as advised by counsel, required by applicable Securities Laws or any similar federal statute or any state "blue sky" or United States or Canadian securities law then in force, the deletion of the reference to such Holder or Holdco, as applicable.

SECTION 2.5   REGISTRATION EXPENSES

       (a) "EXPENSES" shall mean any and all fees and expenses incident to the Corporation's performance of or compliance with this Article 2, including, without limitation:

              (i) Commission, Canadian securities regulatory authorities, United States or Canadian stock exchange registration listing and filing fees;

              (ii) fees and expenses of compliance with Securities Laws or United States "blue sky" laws and in connection with the preparation of a

                     "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel;

              (iii)  printing and copying expenses;

              (iv)   messenger and delivery expenses;

              (v) expenses incurred by the Corporation and any underwriter(s) in connection with any road show;

              (vi)   fees and disbursements of counsel for the Corporation;

              (vii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other Persons, including special experts, retained by the Corporation; and

              (viii) subject to clause (d)(ii) below, any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities.

       (b) Subject to Section 2.5(c), the Corporation shall pay all Expenses with respect to any Demand Registration pursuant to Section 2.1 (which for greater certainty shall include the Expenses associated with a withdrawal of a Demand Registration by an Investor or Holdco, as the case may be, pursuant to Section 2.1(d) which results in the Corporation abandoning the registration pursuant to
              Section 2.1(e)(i) hereof) whether or not such Demand Registration becomes effective or does not remain effective for the period contemplated by Section 2.4(b). Subject to Section 2.5(c), the Corporation shall pay all Expenses of each Investor and Holdco with respect to any registration effected under Section 2.2. Each Holder (other than the Investors) shall pay the expenses attributable to that Holder with respect to any registration effected pursuant to Section 2.2 (such expenses shall be allocated amongst the Holders (other than the Investors) on a pro rata basis based on the number of Registrable Securities included in such offering by each Holder (that is not an Investor) relative to the number of Common Shares included in such offering, except to the extent Expenses are specifically attributable to a Holder (other than an Investor) or to Registrable Securities included in an offering by a Holder (other than an Investor)).

       (c)    Each Holder and Holdco participating in a registration pursuant to
              Section 2.1 and each Investor and Holdco participating in a registration pursuant Section 2.2, shall pay the fees and expenses payable by the Corporation pursuant to Sections 2.5(a)(i) and (ii) above that are calculated on a "per security" basis, which fees and expenses shall be allocated between each Holder and Holdco in a registration pursuant to Section 2.1 and between each Investor and Holdco in a registartion pursuant to Section 2.2 on a pro rata basis based on the number of Registrable Securities included in such offering by each party relative to the number of Common Shares included in such offering; provided that, if the Corporation or any other Person sells any Shares pursuant to a registration under Section 2.1 or Section 2.2, then the Holders and Holdco participating in a registration under Section 2.1, and the Investors and Holdco participating in a registration under
              Section 2.2 shall not be responsible for that portion of the fees and expenses payable under Sections 2.5(a)(i) and (ii) that are attributable to the Corporation or such Person or Persons as a result of participating in such offering or offerings.

       (d)    Notwithstanding the foregoing:

              (i) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with United States "blue sky" laws of each state or the securities laws of any other jurisdiction in which the offering is made as contemplated herein;

              (ii) in connection with any registration hereunder, each Holder and Holdco shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to such Holder's or Holdco's, Registrable Securities sold in the offering;

              (iii) the Corporation shall be responsible for all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

              (iv) each Holder and Holdco shall pay the fees and expenses of its own counsel pursuant to a registration under Section
                     2.2. In the case of a registration pursuant to Section 2.1, the Corporation shall pay the reasonable fees and expenses of one special counsel for the Holders and/or Holdco in each applicable country or province, which special counsel shall be designated by the Initiating Holders, and subject to the approval of the Corporation, in an amount not to exceed US$35,000 per registration pursuant to Section 2.1 and an aggregate of US$l50,000 for all registrations under
                     Section 2.1.

SECTION 2.6   CERTAIN LIMITATIONS ON REGISTRATION RIGHTS

       In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if the Corporation has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided therein and completes and/or executes all questionnaires and other documents which must be executed in connection therewith, and provides such other information to the Corporation or the underwriter as may be necessary to register such Person's securities; provided that the Corporation and, in the case of a Demand Registration pursuant to Section 2.1, the Initiating Holders, first advises with such Holder and/or Holdco, if applicable requesting Registrable Securities to be included in such registration as to the terms and conditions of such underwriting agreement. The Corporation shall be entitled to select the underwriters for all such offerings; provided that in the case of a Demand Registration, the Initiating Holders shall be entitled to select the underwriters with the approval of the Corporation, not to be unreasonably withheld.

SECTION 2.7   LIMITATIONS ON SALE OR DISTRIBUTION OF OTHER SECURITIES.

       If requested in writing by the Corporation or the lead managing underwriter, if any, of any registration effected pursuant to Section 2.1 or
Section 2.2, each Holder and Holdco agrees not to effect any public sale or distribution, including any sale pursuant to Canadian Securities Laws or Rule 144 under the U.S. Securities Act, of any Registrable Securities, or of any other security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such underwritten public offering) during the time period reasonably requested by the Corporation or the lead managing underwriter, if any, not to exceed 180 days (and the Corporation hereby also agrees to cause each holder of 10% or more of the Common Shares or of any security convertible into or exchangeable or exercisable for 10% or more of the Common Shares in respect of which the Corporation then has the power to request or impose such a restriction to agree to an identical restriction on sale or distribution of any of their Common Shares or securities convertible or exchangeable or exercisable for Common Shares).

SECTION 2.8   NO REQUIRED SALE

       Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder or Holdco to sell any Registrable Securities pursuant to any effective registration statement.

SECTION 2.9   INDEMNIFICATION

       (a) In connection with any registration statement, the Corporation shall indemnify and hold harmless each Holder and Holdco which has elected to exercise its registration rights under Section 2.1 or
              Section 2.2 hereof ("EXERCISING Person") and each of its respective directors and officers and each person controlling such Exercising Person within the meaning of Section 15 of the U. S. Securities Act from and against any loss, liability, claim, damage and expense whatsoever, including any amounts paid in settlement of any investigation, litigation, proceeding or claim, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or not misleading in the light of the circumstances under which they were made; provided, that, the Corporation shall not be liable under this clause (a) for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld or delayed; provided, further, that the indemnity provided for in this Section 2.9(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to the Corporation by such Exercising Person in writing expressly stating that such information is being provided by such Exercising Person for use in the registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) included therein or (ii) contained in any registration statement if such Exercising Person failed to send or deliver a copy of the registration statement (or any amendment or supplement thereto) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such registration statement (or any amendment or supplement thereto) corrected such untrue statement or omission. Any amounts advanced by the Corporation to an indemnified party pursuant to this
              Section 2.9 as a result of such losses shall be returned to the Corporation if it shall be finally determined by such a court in a judgement not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Corporation.

       (b) Each Exercising Person, severally and not jointly, shall indemnify and hold harmless the Corporation and the other Exercising Persons and each of their respective directors and officers (including each officer and director (if applicable) of the Corporation who signed the registration statement) and each Person, if any, who controls the Corporation or any other Exercising Person within the meaning of Section 15 of the U. S. Securities Act, from and against any loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 2.9(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) included therein in reliance upon and in conformity with written information furnished to the Corporation by such Exercising Person in writing expressly stating that such information is being provided by such Holder for use in the registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto) included therein provided, that the Exercising Person shall not be liable under this clause for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld.

       (c) Each party entitled to indemnification under this Section 2.9 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 2.9 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defence of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defence of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defence of such action within a reasonable time after notice thereof or the Indemnified Party shall have reasonably concluded that there may be defences available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defence of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defence of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

       (d) If the indemnification provided for in this Section 2.9 is unavailable to a party that would have been an Indemnified Party under this Section 2.9 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and each Exercising Person agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 2.9(d).

       (e) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

       (f) Notwithstanding any provision of this Agreement or any other agreement, in no event will any Exercising Person be liable for indemnification hereunder for an amount greater than the amount of proceeds that such Exercising Person received in any particular offering of Common Shares in which its Registrable Securities were sold.

                                    ARTICLE 3
                                     GENERAL

SECTION 3.1   RULE 144

       If the Corporation shall have filed a registration statement pursuant to the requirements of Section 12 of the U.S. Exchange Act or a registration statement pursuant to the requirements of the U.S. Securities Act in respect of the Common Shares or securities of the Corporation convertible into or exchangeable or exercisable for Common Shares, the Corporation covenants that:

       (a) so long as it remains subject to the reporting provisions of the U.S. Exchange Act, it will timely file the reports required to be filed by it under the U.S. Securities Act or the U.S. Exchange Act (including, without limitation, the reports under Sections 13 and 15(d) of the U.S. Exchange Act referred to in subparagraph (c)(l) of Rule 144 under the U.S. Securities Act); and

       (b) to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the U.S. Securities Act within the limitation of the exemptions provided by
              (a) Rule 144 under the U.S. Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder or Holdco, the Corporation will deliver to such Holder or Holdco, as applicable, a written statement as to whether it has complied with such requirements.

SECTION 3.2   NOMINEES FOR BENEFICIAL OWNERS

       If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of Common Shares constituting Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement); provided, however, that the Corporation shall have received written assurances reasonably satisfactory to it of such beneficial ownership.

SECTION 3.3   AMENDMENTS

       The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the prior written consent of the Corporation and the party adversely affected by such modification or waiver.

SECTION 3.4   NOTICES

       All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

       (a)    if to the CAI Entities, to:

              c/o CAI Managers & Co., L. P.
              767 Fifth Avenue
              New York, NY 10153

              Attention: Manfred Yu

              Telephone: (212) 319-3023
              Facsimile: (212) 319-0232
              with a copy to (which shall not constitute notice for the purposes of this Agreement):

              Stikeman Elliott
              Commerce Court West
              Suite 5300, 199 Bay Street
              Toronto, ON M5L lB9

              Attention: Simon Romano

              Telephone: (416) 869-5596
              Facsimile: (416) 947-0860

       (b)    if to B.C., to:

              Randall Mullan
              c/o McCullough O'Connor Irwin
              1100-888 Dunsmuir Street
              Vancouver, BC V6C 3K4

              Attention: Jonathon McCullough

              Telephone: (604) 687-7077
              Facsimile: (604) 687-7079

       (c)    if to the Institutional Investor, to:

              5650 Yonge Street
              Toronto, Ontario, Canada M2M 4H5

              Attention: Roy Graydon

              Telephone: (416) 730-6167
              Facsimile: (416) 730-5143

              with a copy to (which shall not constitute notice for the purposes of this Agreement):

              Goodmans
              Suite 2400
              250 Yonge Street
              Toronto, Ontario M5B 2M6

              Attention: Jonathan Lampe

              Telephone: (416) 979-2211
              Facsimile: (416) 979-1234

       (d)    if to Holdco, to:

              c/o 21700 Atlantic Boulevard
              Dulles, Virginia
              20166

              Attention:    Legal Department

              Telephone:    (703) 406-5000
              Facsimile:    (703) 406-5572

              with a copy to (which shall not constitute notice for the purposes of this Agreement):

              Hogan & Hartson, L.L.P.
              555 13th Street, N.W.
              Washington, D.C.
              20004 - 1109

              Attention:    Eve N. Howard

              Telephone:    (202) 537-5627
              Facsimile:    (202) 537-5910

              (e)    if to the Corporation, to:

              13800 Commerce Parkway
              Richmond, BC V6V 253

              Attention: Chief Executive Officer

              Telephone: (604) 278-3411
              Facsimile: (604) 278-l837

              with a copy to (which shall not constitute notice for the purposes of this Agreement):

              Farris Vaughan Wills & Murphy
              P. O. Box 10026
              Pacific Centre South
              Toronto Dominion Bank Tower
              700 West Georgia Street
              Vancouver, B.C. V7Y lB3

              Attention: Elizabeth Harrison, Esq.

              Telephone: (604) 661-9367
              Facsimile: (604) 661-9349

Each party, by written notice given to the Corporation in accordance with this
Section 3.4, may change the address to which such notice or other communications are to be sent to such party. All such notices, requests, consents and other communications shall be deemed to have been given when received.

SECTION 3.5   REGISTRATION RIGHTS OF ORBITAL

       Subject to Section 3.8:

       (a) For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of Orbital, the Corporation, the CAI Entities and B.C., Orbital, the Corporation, the CAI Entities and B.C. covenant and agree that the registration rights granted to Orbital pursuant to the Registration Rights Agreement in respect of its Registrable Securities as defined in the Registration Rights Agreement are cancelled and terminated as and from the date of this Agreement and all the provisions of the Registration Rights Agreement as they relate to Orbital are hereby declared to be null and void and of no further force and effect.

       (b) Orbital and the Corporation hereby release each other, their successors and assigns and the CAI Entities and B.C. from any claims or demands arising under or pursuant to the Registration Rights Agreement as it relates to the rights granted to Orbital.

       (c) Orbital acknowledges that the registration rights previously granted to it under the Registration Rights Agreement have been in effect granted to Holdco pursuant to this Agreement.

SECTION 3.6   SUBORDINATION OF REGISTRATION RIGHTS OF HOLDCO

       Holdco's registration rights in respect of the Corporation set forth in this Agreement shall in all respects be subordinate to the rights of the Holders herein.

SECTION 3.7 CERTAIN COVENANTS OF ORBITAL AND HOLDCO IN FAVOUR OF THE CAI ENTITIES AND B.C.

       The CAI Entities, B.C., Orbital and Holdco covenant and agree as follows:

       (a) For so long as (i) the CAI Entities and B.C. collectively own the lesser of (a) at least 10% of the outstanding Common Shares, and
              (b) Common Shares representing at least U.S.$25 million based on their Issue Price, and (ii) Orbital Controls Holdco, Holdco shall not at any time incur or guarantee any indebtedness for borrowed money (including borrowings represented by a note, bond, debenture or other evidence of indebtedness) or other obligations, or pledge, grant security over or otherwise encumber any of its assets, or dispose of any of its assets except for transfers of Common Shares in accordance with the Amended and Restated Option Agreement, without the consent of the CAI Entities and B.C.

       (b) For so long as (i) the CAI Entities and B.C. collectively own the lesser of (a) at least 10% of the outstanding Common Shares, and
              (b) Common Shares representing at least U.S.$25 million based on their Issue Price, and (ii) Orbital Controls Holdco, Holdco shall not, without the consent of the CAI Entities and B.C., amend its articles (except immaterial amendments) or be the subject of any reorganization, continuance, amalgamation, arrangement, merger, winding-up, liquidation or dissolution.

       (c) Orbital will at all times, for so long as Orbital Controls Holdco, ensure that any security existing with respect to any shares of Holdco held by Orbital shall comply with the following: Orbital shall be entitled to pledge any or all of its shares of Holdco to a bona fide arm's length lender or lenders (the "LENDER") of Orbital from time to time as security for indebtedness of Orbital owed to such Lender provided that such Lender acknowledges in writing to the CAI Entities, B.C. and Holdco that (i) until a default under the pledge, the pledged shares shall continue to be registered in the name of Orbital and Orbital shall be entitled to exercise all rights in respect thereof (including voting rights and director nomination rights), and (ii) if the Lender commences enforcement proceedings or otherwise realizes on the pledged shares following default, the Lender shall immediately notify the CAI Entities, B.C. and Holdco and its interest in the pledged shares shall be subject to the provisions of this Section applicable thereto, as and to the same extent as though the Lender were Orbital.

       (d) Orbital will at all times, for so long as Orbital Controls Holdco, ensure that Holdco, if applicable, and the Corporation and its subsidiaries shall operate consistent with the following: Orbital shall ensure that Holdco complies with the Amended and Restated Option Agreement and, for so long as the CAI Entities and B.C. hold at least 10% of the outstanding Common Shares or Common Shares representing at least U.S.$25 million based on their Issue Price, Orbital shall ensure that Holdco complies with its charter documents (which shall continue to have limitations satisfactory to the CAI Entities and B.C., acting reasonably, on its activities to ensure its separateness and independence).

       (e) The provisions of this Section 3.7 shall terminate two years from the date hereof.

SECTION 3.8   EFFECTIVENESS OF CERTAIN AGREEMENTS

       The Registration Rights Agreement is terminated, amended, restated, replaced and superseded by this Agreement effective immediately.

SECTION 3.9   PERMITTED TRANSFEREES OF THE CAI ENTITIES

       Each Person or Persons holding Registrable Securities as a result of a transfer or assignment by the CAI Entities contemplated by Section 2.3 of the Resale Restrictions Agreement, shall be deemed collectively for the purposes of this Agreement a CAI Entity and such investors shall agree to act for the purposes of this Agreement through one of the CAI Entities or their general partners for the earlier of the term of this Agreement and 12 months following the Closing Date, and shall not, for greater certainty, exercise a Demand Registration pursuant to Section 2.1 without the prior consent of one of the CAI Entities or their general partners.

SECTION 3.10  CAI

       The parties to this Agreement (including any other Person or Persons that become bound by the terms of this Agreement) agree that the CAI Entities shall be treated collectively for purposes of the computations found in Sections 3.7(a), (b) and (d) and shall be deemed to be Affiliates for the purposes hereof.

SECTION 3.11  HOLDERS

       This Agreement shall cease to apply to a Holder (that is a transferee pursuant to Section 2.2(2) or Sections 3.13(1) or (2) of the Resale Restrictions Agreement as in effect on the date hereof) following June 30, 2002.

SECTION 3.12  REMAINING SHARES

(1)    Notwithstanding anything to the contrary contained in this Agreement,

       (a) if the CAI Entities or B.C., as the case may be (each an "EXERCISING OPTIONHOLDER"), exercises its right under Section 5(b) of the Amended and Restated Option Agreement to require Holdco to sell the Remaining Shares pursuant to an underwritten public offering at any time prior to the Termination Date (as defined in the Amended and Restated Option Agreement), then Holdco shall promptly thereafter exercise a Demand Registration pursuant to
              Section 2.1 of the Amended and Restated Registration Rights Agreement to sell, by way of an underwritten public offering, any or all of the Remaining Shares and the Exercising Optionholder shall be entitled to (i) select the underwriter(s) for such public offering; and (ii) exercise the decision-making powers of Holdco in respect of such Demand Registration as if it was Holdco (notwithstanding that the Demand Registration is being exercised by Holdco), and the Exercising Optionholder shall be treated in all other respects as the Initiating Holder for the purposes of such offering; and

       (b) none of the Holders (other than the Exercising Optionholder), Holdco, the Corporation or the holders of Additional Piggyback Rights shall be entitled to participate in the Demand Registration and/or underwritten public offering without the prior written consent of the Exercising Optionholder, in its sole discretion; and

       (c) for greater certainty, Section 2.3(a) and Section 2.1(b) shall not apply in such circumstances.

(2) The Corporation, Holdco and Orbital agree to cooperate in full with the Exercising Optionholder, in connection with the sale of the Remaining Shares pursuant to an underwritten public offering, including without limitation, participating in the prospectus process, assisting with access for due diligence purposes, and signing any requested underwriting or indemnification agreements on terms not materially more adverse to them than those applicable in the Corporation's initial public offering.

(3)    The exercise by Holdco of a Demand Registration in accordance with
       Section 2.1(1) shall count as one of Holdco's Demand Registrations pursuant to Section 2.1(e)(iv) of this Agreement.

SECTION 3.13  BOARD APPROVAL

       The terms and conditions of this Agreement shall not take effect until ratified, confirmed and approved by the board of directors of the Corporation (it being understood that all members of the board of directors of the Corporation shall be entitled, notwithstanding their interest, to vote thereon given the immateriality of this Agreement).

SECTION 3.14  MISCELLANEOUS

       (a) This Agreement shall be binding upon and enure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and permitted assigns of the parties hereto, whether so expressed or not, provided that, for greater certainty, no Person other than a Holder or Holdco shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein. This Agreement and the rights of the parties hereunder may be assigned in whole by any of the parties hereto to any transferee (other than a Holder) of Registrable Securities with the consent of the Corporation, which consent shall not be unreasonably withheld, provided that upon the consummation of, and as a condition to, any such assignment the transferee assumes the obligations of the assignor under, and agrees to be bound by the terms of this Agreement.

       (b) This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemplated arrangements and understandings with respect thereto, including but not limited to, Schedule "F" of the

              Subscription Agreement dated as of June 29, 2000, as amended among CAI Capital Partners and Company II, L.P., CAI Partners and Company II, L.P., CAI Capital Partners and Company II-C, L.P., 597858 B.C. LTD., Orbital Sciences Corporation, MacDonald, Dettwiler Holdings Inc. and MacDonald, Dettwiler and Associates Ltd.

       (c) This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia without giving effect to the principles of conflicts of law thereof.

       (d) The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

       (e) This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed an original instrument, but all such counterparts together shall constitute but one instrument.

       (f) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

       (g) It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person, therefore, shall be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defence that there is an adequate remedy at law.

       (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       IN WITNESS WHEREOF the parties have executed this Agreement.


                                   CAI CAPITAL PARTNERS AND COMPANY II, L.P. BY
                                   ITS GENERAL PARTNER, CAI CAPITAL PARTNERS GP
                                   & CO., L.P., BY ONE OF ITS GENERAL PARTNERS
                                   36 PIERREPONT ST. II. CO.

                                   By:
                                         ---------------------------------------
                                         Name:     Peter Restler
                                         Title:    President


                                   CAI PARTNERS AND COMPANY II,  L.P. BY ITS
                                   GENERAL PARTNER, CAI PARTNERS GP & CO., L.P., BY ONE OF ITS GENERAL PARTNERS, 36 PIERREPONT ST. II. CO.

                                   By:
                                         ---------------------------------------
                                         Name:     Peter Restler
                                         Title:    President


                                   CAI CAPITAL PARTNERS AND COMPANY II-C, L.P.,
                                   BY ITS GENERAL PARTNER, CAI CAPITAL PARTNERS
                                   GP II-C INC.

                                   By:
                                         ---------------------------------------
                                         Name:     Manfred Yu
                                         Title:    Assistant Secretary


                                   CAI MANAGERS & CO., L.P.

                                   By:
                                         ---------------------------------------
                                         Name:     Manfred Yu
                                         Title:    Vice-President and Secretary

                                   597858 B.C. LTD., AS AGENT

                                   By:
                                         ---------------------------------------
                                         Name:     Randall Mullan
                                         Title:    Director


                                   ONTARIO TEACHERS' PENSION PLAN BOARD

                                   By:
                                         ---------------------------------------
                                         Name:     Roy Graydon
                                         Title:    Vice-President, Relationship
                                                   Investing


                                   MACDONALD, DETTWILER AND ASSOCIATES LTD.

                                   By:
                                         ---------------------------------------
                                         Name:     Anil Wirasekara
                                         Title:    Chief Financial Officer


                                   MDA HOLDINGS CORPORATION

                                   By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                   ORBITAL SCIENCES CORPORATION
                                   ONLY FOR THE PURPOSES OF SECTIONS 3.5 , 3.7
                                   AND 3.8

                                   By:
                                         ---------------------------------------
                                         Name:
                                         Title: